Exhibit 99.1

                           MASTER SERVICING AGREEMENT

        This Master Servicing Agreement (the "Agreement") entered into and effective as of the 1st day of June, 2003, by and between Nelnet, Inc., a Nevada corporation ("Nelnet") and Nelnet Education Loan Funding, Inc., a Nebraska corporation ("NELF").

        WHEREAS, Servicer has developed and/or has available to it the systems and services to enable it to process and service Education Loans in accordance with the Higher Education Act of 1965, as amended (the "Education Act") (references hereinafter to the "Education Act" include rules and regulations promulgated thereunder as in effect from time to time), and those guarantee agencies as are satisfactory to Servicer ("Guarantor(s)"); and

        WHEREAS, pursuant to the Indenture (as defined below) NELF finances student loans made and guaranteed under the Education Act ("Education Loans") by and through its eligible lender trustee; and

        WHEREAS, Servicer has developed and/or has available to it the systems and services to enable it to process and service Education Loans in accordance with the Rules and Regulations (the "Regulations") promulgated by Guarantor (references hereinafter to the "Regulations" include Rules and Regulations promulgated thereunder as in effect from time to time); and

        WHEREAS, Nelnet Loan Services, Inc. ("Servicer"), as subservicing agent, is in the business of servicing loans which are made and guaranteed in accordance with the provisions of the Education Act; and

        WHEREAS, NELF desires to retain Nelnet to cause Servicer to process and service NELF's Education Loans financed pursuant to the Indenture, and for Servicer to act as subservicer under the terms of that certain Nelnet Loan Services, Inc. Subservicing Agreement between Nelnet and Servicer dated as of June 1, 2003, (the "Subservicing Agreement").

        NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties agree as follows:

        1. Definitions. Capitalized terms which are not otherwise defined in this Agreement shall have the meanings ascribed thereto in that certain Indenture of Trust dated as of June 1, 2003 (as amended, the "Indenture"), among Wells Fargo Bank Minnesota, National Association as Indenture Trustee and Eligible Lender Trustee (the "Trustee"), and NELF.

        2.     Term.

        2.1 The term of this Agreement shall continue until the earlier of (i) termination of the Indenture, (ii) early termination after material default by Servicer as provided for in Section 16 of this Agreement, and (iii) the Education Loans serviced under this Agreement are paid in full.

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        2.2 Upon the termination of this Agreement, Nelnet shall turn over to
NELF all Education Loan files complete with all information contained therein and all current computer information on the Education Loans under service pursuant to this Agreement in such form or fashion as NELF shall reasonably specify. Nelnet and NELF specifically agree that the format used to transfer NELF's data contains confidential and proprietary trade secret information which is the exclusive property of Nelnet and/or Servicer. Nelnet makes no claim to the specific data contained in any printout given to NELF and recognizes that said data is the exclusive property of NELF. Nelnet and NELF agree, however, that all aspects of the underlying computer program, algorithms, methods of processing, specific design and layout, report format, and the unique processing techniques and interactions of the various aspects of Nelnet's and/or Servicer's computer program are trade secrets of, proprietary to, and owned exclusively by Nelnet and/or Servicer. At such deconversion, a minimum fee of $12.00 per account plus any other reasonable expenses incurred in connection with the transfer of such files and other information shall be paid by NELF; provided however, that in the event deconversion results from early termination of this Agreement under Section 16 hereof due to the breach by Nelnet, NELF shall pay only the actual expenses incurred in connection with the transfer of such files and other information. The confidentiality provisions of this paragraph shall survive any termination or expiration of this Agreement.

        3. Delivery of Completed Education Loans for Servicing and Collection. Subject to Servicer's scheduling requirements, NELF may from time to time deliver or cause to be delivered Education Loans with respect to which loan processing has been completed and loan proceeds have been fully disbursed to the student/parent borrowers prior to the date of delivery ("Completed Education Loans") to Servicer to be serviced pursuant to the terms of this Agreement. NELF shall transmit to Servicer all such loan documentation as required by Servicer to enable it to service the Completed Education Loans as provided herein.

        4. Servicing of Completed Education Loans. Upon acceptance of any Completed Education Loan into Servicer's computer system and after the sale date (if applicable) of the Completed Education Loan to NELF, Nelnet shall cause Servicer to service such Education Loan in accordance with the Education Act, the Regulations, and in accordance with the provisions of this Agreement, including the following:

        (a) Servicer shall take all steps necessary to maintain the Insurance on Education Loans in full force at all times.

        (b) Servicer shall prepare and mail directly to the student/parent borrower all required statements, notices, disclosures and demands.

        (c) Servicer shall retain records of contacts, follow-ups, collection efforts and correspondence regarding each Education Loan.

        (d) Servicer shall provide accounting for all transactions related to individual Education Loans, including, but not limited to, accounting for all payments of principal and interest upon such Education Loans.

        (e) Servicer shall process all deferments and forbearances.

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        (f) Servicer shall process all address changes and update address changes accordingly.

        (g) Servicer shall retain all documents received by Nelnet pertaining to each Education Loan, including the original promissory note with respect to each Education Loan.

        (h) When necessary and allowable by the Education Act, Servicer shall take all steps necessary to file a claim for loss with Guarantor, and shall be responsible for all communication and contact with that agency necessary or appropriate to accomplish the same.

        (i) Servicer shall provide a Lender's Manifest of Education Loans on all new accounts, accounts paid in full or converted to repayment, and provide any other information required by Guarantor.

        (j) Servicer shall provide such other services as Servicer customarily provides and deems appropriate.

        (k) Nelnet and NELF agree that upon delivery of the original promissory notes relating to the Education Loans to the Servicer as Custodian pursuant to the Custodian Agreement dated as of June 1, 2003 (the "Custodian Agreement"), among NELF, the Servicer and the Trustee, that each shall and does relinquish all power and control over such promissory notes, subject to responsibilities of Nelnet under this Agreement.

        5. Additional Servicing Activities. At NELF's request, Nelnet agrees to cause Servicer to perform additional servicing activities not required under the terms of the Subservicing Agreement for those Education Loans transferred to Servicer as Completed Education Loans which have not been previously serviced in accordance with the Education Act and Regulations, and which require additional servicing activity to attempt to maintain or reinstate the loans' principal and interest guarantee from the Guarantor ("Cure Procedures"). Nelnet shall cause Servicer, utilizing Cure Procedures approved by the Guarantor, to use Servicer's best efforts to cure all defects caused by NELF. Nelnet makes no representation or warranty that the guarantee on each Education Loan will be reinstated regardless of Servicer following the Cure Procedures as approved by the Guarantor. NELF agrees to pay Nelnet those fees for Cure Services described in Schedule A under the topic entitled "Additional Servicing Activity".

        6. Portfolios Subject to Rejection by Nelnet. NELF acknowledges that certain loan portfolio types pose a risk of financial hardship for Servicer to service under this Agreement. Nelnet may in its discretion, prior to placing such loans in the Servicer's system, reject certain loans or loan portfolios ("Rejected Loans"). Nelnet shall provide NELF with reasonable advance notice as to any Rejected Loans which Nelnet declines to place on Servicer's system. Nelnet shall have no right to reject or decline loans after the loans are transferred to the Servicer's system.

        7. Reports to NELF. On or before the 15th day of each month, unless some other time is provided herein, Nelnet shall cause Servicer to prepare and deliver to NELF and the Trustee (upon Trustee's request), or to such other person as NELF may designate, the following reports with respect to activity during the preceding month:

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        (a) As of the last day of each month, an unaudited statement, in reasonable detail, of all transactions during that month on Completed Education Loans serviced by Servicer for NELF;

        (b) Processing Status Report (daily);

        (c) Check Register (daily);

        (d) Posting Ledger (daily/monthly);

        (e) Statistical Report (monthly);

        (f) Loan Ledger/Alpha Report (monthly);

        (g) Guarantor Manifest (monthly);

        (h) Delinquency Report (daily/monthly);

        (i) Claims Activity Report (monthly).

        NELF shall receive at no cost one copy of each of the aforementioned reports. Nelnet will cause Servicer to provide extra copies at the request of NELF. NELF shall reimburse Nelnet for the cost in producing such extra copies.

        8. Interest Computation. Nelnet shall cause Servicer to provide on a quarterly basis statistical data for the computation of interest and special allowance billable to the U.S. Department of Education for NELF's Education Loans. Data will be computed commencing with the date Education Loans appear on the records of Servicer.

        9. Service Fee to Nelnet. NELF shall pay to Nelnet, on or before the 15th day of each month, or within fifteen (15) days of billing statement (which may be sent either by Nelnet or Servicer), for and in consideration of the services performed by Nelnet and Servicer hereunder for the preceding month, the fee provided for in Schedule A of this Agreement ("Servicing Fee"). The Servicing Fee shall be subject to change every twelve (12) months. Such change shall not result in an increase that will exceed three and one-fifth percent (3.2%) cumulatively for any twelve (12) month period. In addition, these fees are subject to renegotiation every three years, subject to the renegotiated fees meeting approval of the Rating Agencies. In the event the parties cannot agree to new fees for each three year period, then either party may terminate this Agreement upon 90 days' written notice. In the event Servicing Fees are not paid within thirty (30) days of the billing statement, NELF agrees Nelnet will have the following rights to (a) impose a late charge of one and one-half percent (1 1/2%) per month against the entire outstanding balance of the past due Servicing Fee including any prior late charge; and (b) terminate services without notice if nonpayment persists for sixty (60) or more days from billing. The Servicing Fee and related charges shall be paid only from the Trust Estate and only to the extent moneys are available in the Collection Fund as provided for under the terms of the Indenture.

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        The parties agree that should Servicer be required to make material changes to its current servicing practices or servicing system due to changes to the Education Act, Regulations, and/or business environment, or to other costs beyond Nelnet's control, including but not limited to postal fees, Nelnet may renegotiate the Servicing Fees with NELF to reasonably reflect those increased costs at any time during the term of this Agreement.

        10. Loan Payments. Student/parent borrowers will make all loan payments to a third party lockbox established by Servicer. All cash receipts will be remitted once a week to the Trustee for deposit into the Collection Fund.

        11. Disclosure of Information. All data, information, records, correspondence, reports or other documentation received by Nelnet or Servicer pursuant to this Agreement from NELF or the school which the student attended or from the student/parent borrower, or prepared and maintained by Nelnet or Servicer in the course of its activities under this Agreement shall be released or divulged only to NELF and the Trustee, or with respect to information or documents relating to a particular student/parent borrower, to that student/parent borrower, or to such other parties as Nelnet or Servicer may be directed in writing by NELF or such student/parent borrower.

        12. Intellectual Property Protection. Notwithstanding anything in this Agreement to the contrary, it is the express intention of the parties to this Agreement that all right, title and interest of whatever nature in Nelnet's and/or Servicer's user manuals, training materials, all computer programs, routines, structures, layout, report formats, together with all subsequent versions, enhancements and supplements to said programs, all copyright rights (including both source and object code) and all oral or written information relating to Nelnet's and/or Servicer's programs conveyed in confidence by Nelnet or Servicer to NELF pursuant to this Agreement which is not generally known to the public and which give Nelnet or Servicer an advantage over its competitors who do not know or use such information (hereinafter collectively referred to as "Trade Secrets"), and all other forms of intellectual property of whatever nature is and shall remain the sole and exclusive property of Nelnet and/or Servicer.

        13. Inquiries. Nelnet shall answer or shall cause Servicer to answer all inquiries received by it pertaining to Education Loans, school status or refunds, and NELF shall cooperate to the extent necessary to gather the information needed to answer such inquiries. Such inquiries may be referred to the school which the Student Borrower attended or is attending, if necessary. Neither Nelnet nor Servicer shall have any responsibility for any disputes between student/parent borrowers and schools regarding tuition, registration, attendance, or quality of education/training.

        14. Agent Authorization. NELF hereby authorizes Nelnet and Servicer to act on behalf of and as NELF's agent in the servicing of NELF's Education Loans. Such authorization will include but not be limited to all correspondence and liaison necessary with Guarantor regarding NELF's Education Loans, assignment of claims to Guarantor and any/or all other communications, correspondence, signatures or other acts appropriate to service NELF's Education Loans in accordance with the Education Act and/or Regulations.

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        15. Liability of Nelnet and Servicer. Nelnet and Servicer assume no responsibility or liability for failure of NELF to exercise reasonable care or due diligence and the results thereof, in making or servicing an Education Loan prior to placing of the Education Loan on Servicer's system and prior to the date NELF holds ownership of the Education Loan. Nelnet and Servicer also assume no liability for the failure of any student/parent borrower to repay his or her loan, nor the failure of the United States government to pay any principal, interest, subsidy or special allowance, nor for the failure of Guarantor to make payment of any principal and/or interest on any of NELF's Education Loans. Nelnet and Servicer shall not be responsible for consequences of unreasonable acts of any Guarantor. In the event Servicer shall take any action or fail to take any action which causes any Education Loan in NELF's portfolio to be denied the benefit of any applicable guarantee, Nelnet and Servicer shall have a reasonable time to cause the benefits of the guarantee to be reinstated. If the guarantee is not reinstated within twelve (12) months of denial by Guarantor, Nelnet shall cause Servicer to pay NELF an amount equal to the outstanding principal balance plus all accrued interest and other fees due on the Education Loan to the date of purchase, less any amount which is not eligible for guarantee under the Education Act and Regulations, and thereupon, Servicer shall be subrogated to all rights of NELF with respect to the applicable Education Loan, including without limitation the right to collect on the Education Loan, the right to federal subsidies, and agency authorization to litigate in accordance with the Subrogation Agreement with Servicer. In such event, NELF agrees to perform such further acts as shall be necessary or appropriate to subrogate the Education Loan to Servicer. For any subrogated Education Loan for which the guarantee is fully reinstated by Guarantor, NELF shall pay Servicer an amount equal to the then outstanding principle balance plus all accrued interest due thereon, less any amount which is not eligible to guarantee under the Education Act and Regulations, whereupon the subrogation rights of Servicer shall terminate. In such event, Nelnet agrees to cause Servicer to perform such further acts as shall be necessary or appropriate to reconvey the Education Loan to NELF. It is hereby acknowledged that Nelnet shall not be performing any of the servicing activities described in this Agreement, and that Servicer shall be responsible for performance of all such servicing duties. As such, Nelnet shall have no liability of any nature whatsoever arising out of or in connection with this Agreement for any negligent or wrongful act or omission on the part of Servicer; provided, however, that Nelnet hereby assigns, transfers and sets over unto NELF all of Nelnet's rights and remedies against Servicer as they pertain to NELF's Education Loans.

        16. Termination Option. If at any time during the term of this Agreement either party refuses or fails to perform in a material fashion any portion of this Agreement, and fails or refuses to correct said action or lack of action within thirty (30) days after receipt of written notice, the other party may, upon thirty (30) days written notice, terminate this Agreement. Without limiting the generality of the foregoing sentence, the following shall be deemed as failure or refusal to perform in a material fashion: (i) failure by Servicer to make deposits to the Trustee of payments received with respect to the Education Loans; (ii) failure or refusal to perform or observe in any material respect any portion of this Agreement, including any failure to perform or observe in any material respect any covenants or agreements contained herein; (iii) upon an event of bankruptcy. An event of bankruptcy means: (a) the commencement of a voluntary case or other proceeding seeking liquidation, reorganization or other


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relief under any bankruptcy, insolvency or other similar law, or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official, making a general assignment for the benefit of creditors, declaring a moratorium with respect to one's debts or failure to generally pay one's debts as they become due; or (b) the commencement of an involuntary case or other proceeding seeking liquidation, reorganization or other relief under any bankruptcy, insolvency or other similar law, or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official, provided such action is not dismissed within 60 days. A failure or refusal to service an Education Loan in accordance with the Education Act shall not constitute a failure or refusal to perform or observe a covenant or agreement contained herein so long as the Trustee receives payment of the principal balance and accrued interest due on the affected Education Loan in accordance with this Agreement.

        17. Indemnification. NELF shall indemnify and hold Nelnet and/or Servicer harmless from and against all claims, liabilities, losses, damages, costs and expenses (including reasonable attorney's fees) asserted against or incurred by Nelnet and/or Servicer as a result of Nelnet and/or Servicer complying with any instruction or directive by NELF and Nelnet and/or Servicer shall in like manner indemnify NELF for any noncompliance with any such instruction or directive by Nelnet. NELF shall further indemnify and hold Nelnet and/or Servicer harmless from and against all claims, liabilities, losses, damages, costs and expenses (including reasonable attorney's fees) asserted against or incurred by Nelnet and/or Servicer as a result of actions not the fault of or not caused by a negligent act of Nelnet and/or Servicer, and their respective agents or employees, including all claims, liabilities, losses, damages and costs caused by or the fault of NELF, a prior holder, owner or lender, a prior servicer or any other party connected in any manner to the loan or loans resulting in the claim, liability, loss, damage or cost.

        18. Statute of Limitations. Any action for the breach of any provisions of this Agreement shall be commenced within one (1) year after the Education Loan leaves the Servicer's servicing system.

        19. Governing Law. This Agreement is executed and delivered within the State of Colorado, and the parties hereto agree that it shall be construed, interpreted and applied in accordance with the laws of that State, and that the courts and authorities within the State of Colorado shall have sole jurisdiction and venue over all controversies which may arise with respect to the execution, interpretation and compliance with this Agreement.

        20. Changes In Writing. This Agreement, including this provision hereof, shall not be modified or changed in any manner except only by a writing signed by all parties hereto.

        21. Severability. In the event a court of competent jurisdiction finds any of the provisions of this Agreement to be so overly broad as to be unenforceable or invalid for any other reason, it is the parties' intent that such invalid provisions be reduced in scope or eliminated by the court, but only to the extent deemed necessary by the court to render the provisions of this Agreement reasonable and enforceable.

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        22. Persons Bound. This Agreement shall be binding upon and inure to the benefit of the parties hereto, their legal representatives, heirs, successors and assigns.

        23. Assignment. This Agreement shall not be assigned by either party without the prior written consent of the other party which consent shall not be unreasonably withheld; provided, however, that NELF may assign this Agreement to the Trustee subject to the terms of Section 32 hereof, and Nelnet may assign this Agreement to Servicer.

        24. Mutual Release. Each of the parties to this Agreement releases the other party from any and all claims, or causes of the other arising from any event or transaction occurring prior to the execution of this Agreement. This release is an independent covenant between the parties, and will survive any termination of this Agreement.

        25. Titles. The titles used in this Agreement are intended for convenience and reference only. They are not intended and shall not be construed to be a substantive part of this Agreement or in any other way to affect the validity, construction or effect of any of the provisions of this Agreement.

        26. Waiver. The waiver or failure of either party to exercise in any respect any right provided for herein shall not be deemed a waiver of any further right hereunder.

        27. Continuity of Loan Servicing.

        27.1 NELF hereby agrees that it will ensure that all Education Loans acquired, held, or sold by NELF under the Act and subject to this Agreement will remain with the Servicer for the full term of this Agreement.

        27.2 In the event NELF desires to sell any of its Education Loans, NELF will first attempt to sell the Education Loans to an eligible lender maintaining an agreement with Servicer, in order for the sale to cause no disruption in service, or change in Servicer for the Borrower. Should NELF decide to sell its Education Loans to an eligible lender or holder which does not maintain an agreement with Servicer and does not plan to have the Education Loans serviced by Servicer, Nelnet is hereby granted the right to arrange for the purchase of such Education Loans by an eligible lender or holder maintaining an agreement with Servicer. Such purchase must be arranged within thirty (30) days following the notice by NELF of its intent to sell such Education Loans, which notice must include sufficient information with respect to the Education Loans to be sold. Nelnet has the right to arrange for the sale of such Education Loans, provided Nelnet is able to arrange for the sale of the Education Loans offering the same terms secured by NELF in its efforts to sell such Education Loans, subject to the continuing servicing rights granted to Servicer.

        27.3 Sections 27.1 and 27.2 do not apply in the event of Nelnet's breach or default hereunder, or with respect to a sale of the Education Loan to a holder of other loans for the same borrower.

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        27.4 The intent of this Section 27 is to assure that every Education
Loan will remain with Servicer for servicing for the life of the loan.

        28. Removal Fee. Should NELF remove any of its Education Loans from the Servicer system prior to a scheduled termination or breach of this Agreement, NELF agrees to pay to Nelnet a removal fee of Fifteen Dollars ($15.00) per loan transferred off the Servicer computer system, this removal fee shall be in addition to those charges described in Section 2.2 of this Agreement, and in addition to damages arising from a breach of Section 27 hereof.

        29. Force Majeure. The foregoing provisions of this Agreement are subject to the following limitation: If by reason of a force majeure Nelnet and/or Servicer is unable in whole or in part to carry out any agreement on its part herein contained, Nelnet and Servicer shall not be deemed in default during the continuance of such inability. The term "force majeure" as used herein shall mean, without limitation, the following: acts of God, strikes, lockouts, or other industrial disturbances; acts of public enemies; order or restraint of any kind of the government of the United States of America or of the State of Colorado or City of Aurora or any of their departments, agencies or officials, or any civil or military authority; insurrections; riots; landslides; earthquakes; fires; storms; droughts; floods; explosions; breakage or accident to machinery, equipment, transmission pipes or canals; or any other cause or event not reasonably within the control of Nelnet and/or Servicer.

        30. Hiring. NELF agrees that during the term of this Agreement and any extensions or renewals thereof, and for one year thereafter, NELF shall not solicit for hire, or knowingly allow its employees to solicit for hire, any employees of Nelnet and Servicer without the prior written consent of Nelnet or Servicer, respectively.

        31. Entire Agreement. This is the entire and exclusive statement of the agreement between the parties, which supersedes and merges all prior proposals, understandings and all other agreements oral and written, between the parties relating to this Agreement.

        32. Trustee as Third Party Beneficiary. This Agreement has been made and entered into not only for the benefit of Nelnet and NELF but also for the benefit of the Trustee in connection with the financing of Eligible Loans, and upon assignment by NELF to the Trustee, or an Event of Default by NELF (as defined in the Indenture), its provisions may be enforced not only by the parties to this Agreement but by the Trustee. The foregoing creates a permissive right on behalf of the Trustee and the Trustee shall be under no duties or obligations hereunder.

        This Agreement shall inure to the benefit of the Trustee and its successors and assigns. Without limiting the generality of the foregoing, all representations, covenants and agreements in this Agreement which expressly confer rights upon the Trustee shall be for the benefit of and run directly to, the Trustee, and the Trustee shall be entitled to rely on and enforce such representations, covenants and agreements to the same extent as if it were a party hereto. The foregoing creates a permissive right on behalf of the Trustee, and the Trustee shall be under no duties or obligations hereunder.

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        If there is an Event of Default under the Indenture and the Trustee forecloses on its security interest on the Education Loans, and the Trustee seeks to become a party to this Agreement under this Section 32, then the Trustee (not in its individual capacity but solely as eligible lender trustee and Indenture trustee under the Indenture) shall assume all duties and obligations of NELF hereunder. In no event shall the Trustee be obligated to perform any of the servicing activities contemplated in this Agreement.

        33. Annual Certification. Nelnet shall cause Servicer to deliver to NELF, the Trustee and to Moody's, on or before each annual anniversary date of this Agreement, a certificate stating that (i) a review of the activities of Servicer during the preceding calendar year and its performance under the Subservicing Agreement has been made under the supervision of the officer signing such certificate, and (ii) to the best of such officer's knowledge, based on such review, Servicer has fulfilled all its obligations under the Subservicing Agreement throughout such year, or, there has been a default in the fulfillment of any such obligation, specifying the nature of such default. In addition, Nelnet shall require the Servicer to promptly furnish to Nelnet and NELF from time to time upon request, such information, reports and financial statements within its control related to the Servicer or the servicing of the Education Loans as Nelnet or NELF reasonably deems appropriate to be prepared and Nelnet shall file all necessary reports or certifications with the Securities and Exchange Commission or as required by the Sarbanes-Oxley Act of 2002, or the Indenture.

        34. No Petition. Nelnet hereby covenants and agrees that prior to the date which is one year and one day after the payment in full of all outstanding Obligations (as defined in the Indenture), it will not institute against or join any other person or entity in instituting against NELF any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.


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        IN WITNESS WHEREFORE, the parties hereto have executed this Agreement as of the date first written above.

Nelnet, Inc., a Nevada corporation       Nelnet Education Loan Funding, Inc., a
                                         Nebraska corporation



By:     /s/ Michael Dunlap               By:    /s/ Terry J. Heimes
        -----------------------------          ---------------------------

Name:   Michael Dunlap                   Name:   Terry J. Heimes
        -----------------------------           ---------------------------
           (Please print)                           (Please print)

Title:  Chief Executive Officer          Title:  President
        ------------------------------           -------------------------



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                                  SCHEDULE "A"

A.      Loan Origination Fee (Where Applicable).

        Six Dollars ($6.00) per loan for Stafford, SLS and PLUS loan. Fifty-five Dollars ($55.00) per loan for Consolidated loans (if applicable). In addition, reimbursement for costs in the event a credit evaluation of the borrower is to be performed by Nelnet.

B.      Conversion Fee.

        Five Dollars ($5.00) per account acquired by NELF and added to the Nelnet Servicing System during the period of time the borrower is in school. For periods of time other than when the borrower is in school, the fee will be Ten Dollars ($10.00) per account. There shall be no charge for loans already on the Nelnet full servicing system.

        Notwithstanding the foregoing, should any portfolio present an "Extraordinary Conversion", requiring additional conversion services materially beyond that customarily provided for a normal acquisition of Education Loans, then NELF agrees to pay a conversion fee mutually agreed to between NELF and Nelnet.

        For purposes of this Agreement, whether a portfolio presents an Extraordinary Conversion shall be determined after the data analysis and file review have been conducted by Nelnet. Factors to consider in determining whether a portfolio presents an Extraordinary Conversion are as follows:

        1.     Unprocessed data.

        2.     Degree to which the conversion may be automated versus manual.

        3. Integrity of the documentation such as whether the files are complete or whether the data matches the file content.

        4.     NELF adherence to its obligations and delivery schedules.

        5.     Presence of backlogged processing in the portfolio.

        6. Whether prior servicing had substantial noncompliance with the Education Act and Regulations.

        7.     Condition of the hard copy file documentation.

        After consideration of the foregoing factors, NELF and Nelnet shall mutually agree at the beginning and once again at the end of the conversion of any particular portfolio as to whether an Extraordinary Conversion has taken place.


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C.      Monthly Servicing Fee - GSL (Stafford) Loans in School Status.

        .90% annualized

D. Monthly Servicing Fee - GSL (Stafford, PLUS, SLS) Loans in Other Than School Status.

        1.25% annualized

E.      Consolidation Loans.

        0.60% annualized

F.      Billing for Servicing Fees.

        The full monthly servicing fee shall be paid commencing with the calendar month an account is disbursed on or converted to the Nelnet system.

G.      Additional Servicing Activity.

        Thirty-five Dollars ($35.00) per Education Loan referred for cure services, plus ten percent (10%) of all sums made eligible for reinstatement of guarantee (including principal, interest and special allowance) as a result of successful performance of the Cure Procedures required by Guarantor. (This fee shall not apply to loans that have lost their guarantee due to an error or omission of Nelnet.)

H.      Delinquency Fee.

        A surcharge of $2.25 for each account more than 30 days past due through date of claim payment by Guarantor, or until account becomes current.

I.      Appeal Fee.

        A fee of $10.00 per month per account will be assessed for Nelnet to research and appeal accounts which are rejected or returned by the Guarantor due to acts, errors or omissions that occurred on the account prior to servicing by Nelnet.

J.      Minimum Monthly Fee.

        There will be a minimum monthly fee of Seven Hundred and Fifty Dollars ($750.00) per month.

K. Removal Fee. Loans transferred off the Nelnet Servicing System prior to termination of this Agreement will be assessed a fee of Fifteen Dollars ($15.00) per account.

L. Deconversion Fee. Loans transferred off the Nelnet Servicing System on or after termination of this Agreement will be assessed a fee of Twelve Dollars ($12.00) per account.

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M.      PLUS (or Other Loan) Loan Credit Checks. Fees for obtaining a credit bureau report and evaluation will be Two Dollars and Fifty Cents ($2.50) per loan application. An additional fee of Fifty Cents ($.50) will be charged for those applications in which written authorization must first be obtained prior to pulling a credit bureau report.

N.      Other Services

        For services requested by NELF that are beyond the scope of those described in this Agreement, the fees shall be assessed as follow:

        (1) Supplies                Cost Plus 15%
        (2) Training                $40.00 per hour
        (3) Programming             $70.00 per hour
        (4) Consulting              $80.00 per hour

        Projects and services of this type shall be provided only after request by NELF and after time and total cost estimate has been provided by Nelnet.

O.      Legal Opinions

        Cost plus five percent (5%).


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